EXHIBIT 10

                             PANNELL KERR FORSTER PC
                          Certified Public Accountants
                                75 Federal Street
                                Boston, MA 02110





               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Directors of Pax World High Yield Fund, Inc.:


         We consent to the use in Post-Effective Amendment No. 2 to Registration Statement No. 333-82133 of Pax World High Yield Fund, Inc. on Form N-1A of our report dated January 19, 2001 which is incorporated by reference into the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us on the back page of the Prospectus and under the heading "Investment Advisory and Other Services - Independent Accountants" in the Statement of Additional Information.


                                       /s/ PANNELL KERR FORSTER PC

Boston, Massachusetts
December 21, 2001